SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 28, 1999
                                                        ----------------

                            EZCONY INTERAMERICA INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

 BRITISH VIRGIN ISLANDS               0-20406                  NOT APPLICABLE
----------------------------      ----------------             --------------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE             (IRS EMPLOYER
OF INCORPORATION)                      NUMBER)                 IDENTIFICATION
                                                               NUMBER)

   CRAIGMUIR CHAMBERS, P.O. BOX 71, ROAD TOWN, TORTOLA, BRITISH VIRGIN ISLANDS
   ---------------------------------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES OF THE REGISTRANT)


   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (507) 441-6566 (PANAMA)
                                                       -----------------------
                                                       (305) 599-1352 (U.S.A.)
                                                       -----------------------



                    -----------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 28, 1999, the Registrant's Board of Directors engaged McClain & Company, L.C., Certified Public Accountants ("McClain"), to act as the Registrant's independent certified public accountants. McClain is replacing the Registrant's former independent certified public accountants, PricewaterhouseCoopers LLP, which withdrew its engagement as the independent certified public accountants on December 18, 1998.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     EZCONY INTERAMERICA INC.



DATE: FEBRUARY 4, 1999                               BY: /s/ EZRA COHEN
                                                        ----------------
                                                     EZRA COHEN, CHAIRMAN





                                        3